1981 STOCK OPTION PLAN OF
                          CRESTAR FINANCIAL CORPORATION
                           AND AFFILIATED CORPORATIONS
                          AS AMENDED THROUGH JUNE 1989



I.    PURPOSE

      The Plan enables employees who contribute significantly to the success of Crestar Financial Corporation (Crestar) to participate in its future success and to further identify their interests with those of the stockholders. The Plan provides for stock options and stock appreciation rights to be granted to such employees. Two types of options may be granted: "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code (the "Code") and non-incentive options. It is intended that options shall constitute incentive stock options unless otherwise designated by their terms; however, no option shall be invalid for failure to qualify as an incentive stock option. The purpose of the Plan is to provide long-term incentives for gain through outstanding service to Crestar and its stockholders and to assist in recruiting and retaining people of ability and initiative in key management positions.

II.   ADMINISTRATION

      The Plan shall be administered by a Committee which shall consist of not fewer than three members of Crestar's Board of Directors who shall be selected by the Board from time to time from members of the Board not eligible for grants under the Plan. The Committee shall have complete authority to interpret all provisions of this Plan consistent with law, to prescribe the form of instruments evidencing any stock appreciation rights granted under this Plan, to adopt, amend and rescind general and special rules and regulations for its administration, and to make all other determinations necessary or advisable for the administration of the Plan.

III.  ELIGIBILITY

      Any salaried employee of Crestar and any of its subsidiaries (including any subsidiary acquired after adoption of this Plan) who in the judgment of the Committee occupies a professional or management position in which his efforts contribute to the profits or growth of Crestar or a subsidiary may be granted an option. Directors of Crestar who are not also salaried employees are not eligible to participate in this Plan. With respect to options granted after December 31, 1986, no employee may be granted incentive stock options (under all incentive stock option plans of Crestar and any corporation that is a "parent" or "subsidiary" corporation for purposes of Section 422A of the Code) which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date an option is granted) exceeding $100,000.

IV.   STOCK SUBJECT TO OPTION

      Options may be granted under this Plan after approval by a majority of Crestar stockholders. Each option so granted will give the employee the right to purchase a designated amount of Crestar's Common Stock with a par value of $5 each ("shares"), (subject to adjustment under Section 10 of this Plan). Upon exercise of any option, Crestar may deliver to the employee authorized but unissued stock, treasury stock, or any combination thereof.

      The Committee will maintain records showing the cumulative total of stock subject to options outstanding under this Plan. Stock delivered under this Plan shall not exceed in the aggregate 2,000,000 shares. This number may be adjusted to reflect any change in the capitalization of Crestar resulting from a stock dividend or a stock split or other adjustment contemplated by Article XI of the Plan and occurring after the adoption of this Plan. If an option is terminated, in whole or in part, for any reason other than the exercise thereof, or the exercise of a related stock appreciation right, the stock allocated to the option or portion thereof so terminated may be reallocated to another option or options to be granted under this Plan.

V.    OPTION PRICE

      The price per share for stock purchased by the exercise of any option granted under this Plan will be the fair market value per share of such shares at the time the option is granted.

VI.   EXERCISE OF OPTIONS

      A.    BY AN EMPLOYEE DURING CONTINUOUS EMPLOYMENT

            An employee may not exercise an option for twelve months from the date the option was granted. Thereafter, options granted under the Plan are exercisable in whole at any time or in part from time to time as provided in each stock option agreement (including any amendment or supplement to that agreement) between Crestar and an employee specifying the terms and conditions of the option granted to the employee. Subject to the terms of the stock option agreement, an option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the option could be exercised. A partial exercise will not affect the right to exercise the option from time to time in accordance with the stock option agreement with respect to the remaining shares subject to the option.

            The preceding notwithstanding, no incentive stock option that was granted prior to January 1, 1987 (the "subsequent option") shall be exercisable while there is outstanding any other incentive stock option that was granted, before the granting of such subsequent option, to the employee to purchase Crestar stock or stock in a corporation that (at the time of the granting of such subsequent option) is a "parent" or "subsidiary" corporation for purposes of Section 442A of the Code, or in a predecessor corporation of any of the preceding corporations. For this purpose, an incentive stock option shall be considered outstanding until it has been exercised in full or has expired by reason of lapse of time, and the surrender of an incentive stock option under the exercise of related stock appreciation rights shall be considered an exercise of an option to the extent surrendered.

            No option shall be exercisable after the expiration of ten years from the date the option was granted. The terms of any option may provide that it is exercisable for a period less than this maximum period. During the lifetime of an employee to whom an option is granted, the option may be exercised only by the employee, his attorney-in-fact (if he is legally disabled), or his guardian as provided in paragraph B of this Section VI.

            An employee may not exercise any part of an option granted under this Plan unless, at the time of such exercise, he has been in the continuous employment of Crestar or a subsidiary of Crestar since the date the option was granted. The Committee may decide in each case to what extent leaves of absences for government or military service, illness, temporary disability, or other reasons shall not for this purpose be deemed interruptions of continuous employment.

      B.    BY A FORMER EMPLOYEE

            No person may exercise an option after he ceases to be an employee of Crestar or any subsidiary unless he ceases to be an employee of Crestar as a result of normal retirement, early retirement, or disability retirement, either physical or mental, or on account of physical or mental disability. In these instances, the option may be exercised by him, his attorney-in-fact (if he is legally disabled) or his guardian, as appropriate, within thirty-six months after the date on which he ceased to be an employee (but no later than the end of the fixed term of the option). Such option shall become exercisable in full no later than the time of such cessation of employment.

      C.    IN CASE OF DEATH

            If an employee or former employee who was granted an option dies, and at the time of death was entitled to exercise an option granted under this Plan, the option may be exercised within twelve months after the death of the employee or former employee (but no later than the end of the fixed term of the option) by his estate, or by a person who acquired the right to exercise the option by bequest or inheritance. Such option shall become exercisable in full no later than the time of the death of the optionee.

      D.    TERMINATION OF OPTIONS

            An option granted under this Plan shall be considered terminated, in whole or in part, to the extent that, in accordance with the provisions of this Plan, it can no longer be exercised for stock originally subject to the option.

      E.    PURCHASE OF OPTIONS

            In the event of any termination by unusual circumstances such as disability, or hardship (as determined by the Committee), Crestar may, at its election, upon the request of the holder of the option, at any time prior to its exercise, purchase the option at an aggregate price equal to the excess of the fair market value per share on the date of the request, over the option price per share, multiplied by the number of shares to which the option was then subject to exercise. Only the number of shares, if any, transferred in payment for options purchased by Crestar pursuant to the foregoing sentence shall be charged against the maximum number of shares which may be delivered under this Plan as set forth in Article IV of the Plan.

      F.    OPTIONS OUTSTANDING ON OCTOBER 28, 1983

            Subject to the preceding sections of this Article VI, options granted under the Plan and outstanding on October 28, 1983, are exercisable in whole at any time or in part from time to time as provided in each stock option agreement (including any amendment or supplement to that agreement) between Crestar and an employee specifying the terms and conditions of the option granted to the employee. Subject to the terms and conditions of the stock option agreement, an option granted under the Plan may be exercised with respect to any whole shares less than the full number for which the option could be exercised. A partial exercise will not affect the right to exercise the option from time to time in accordance with the stock option agreement with respect to the remaining shares subject to the option.

VII.  STOCK APPRECIATION RIGHTS

      A. The Committee may grant stock appreciation rights in connection with all or part of any option granted under this Plan, either at the time of the grant of the option or, if the option is a non-incentive option, at any time thereafter during the term of the option.

      B. Stock appreciation rights entitle the holder of an option in connection with which such stock appreciation rights are granted, upon exercise of the stock appreciation rights, to surrender the option, or any applicable portion thereof, to the extent unexercised, and to receive cash, stock, or cash and stock, determined pursuant to subparagraphs 2 and 3 of paragraph C of this
Article VII. The option shall, to the extent so surrendered, thereupon cease to be exercisable.

      C. Stock appreciation rights shall be subject to the following terms and conditions and to other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee.

      D. Stock appreciation rights shall be exercisable at such time or times and to the extent, but only to the extent, that the option to which they relate shall be exercisable; provided, however, that stock appreciation rights may be exercised only when the fair market value per share exceeds the option price per share of the related option.

            1. Upon exercise of stock appreciation rights, the holder shall be entitled to receive stock equal in aggregate fair market value to the amount by which the fair market value per share on the date of such exercise shall exceed the option price per share of the related option, multiplied by the number of shares in respect of which the stock appreciation rights have been exercised. The maximum amount payable upon the exercise of a stock appreciation right will be an amount equal to the number of shares originally granted, multiplied by the price at the time of grant.

            2. As the Committee shall determine in its discretion, all or part of Crestar's obligation arising from an exercise of stock appreciation rights may be settled by the payment of cash. Any exercise of stock appreciation rights by an officer of Crestar involving a partial cash settlement may be made only during a period specified for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934. Rule 16b-3 defines such an exercise period as beginning on the third business day following the date of release for publication of any annual or quarterly summary statement of Crestar's revenues and earnings and ending on the twelfth business day following that date. Notwithstanding the provisions of subparagraph 2 of paragraph C of this Article VII, the Committee shall determine the fair market value of the stock for each exercise period, which shall not be higher than the highest sale price of Crestar's stock during the period. The fair market value as determined by the Committee shall be applicable to all stock appreciation rights exercised by officers for cash during the exercise period.

VIII. CONTROL CHANGE

      A.    ACCELERATION OF OPTIONS AND STOCK APPRECIATION RIGHTS

            Notwithstanding any other provision of the Plan or any stock option or stock appreciation rights agreement (including any amendment or supplement thereto), each option and stock appreciation right previously granted that has not terminated shall be exercisable, in whole or in part, as of a Control Change Date. Each such option and stock appreciation right shall remain exercisable until it terminates in accordance with the Plan or the stock option or stock appreciation rights agreement (including any amendment or supplement thereto).

      B.    DEFINITIONS
            For purposes of this Article VIII, the following terms shall have the meaning specified:

            1. Acquiring Person means any Person who satisfies the requirements of either items(a) or (b) of this subparagraph.

                  a. A Person, considered alone or together with all Control Affiliates and Associates of that Person, becomes directly or indirectly the beneficial owner of Securities representing at least thirty percent of the Sponsor's then outstanding Securities entitled to vote generally in the election of the Board.

                  b. A Person enters into an agreement that would result in that Person satisfying the conditions in item(a) or that would result in an Employer's failure to be an Affiliate.

            2. Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            The term associate used to indicate a relationship with any person, means (1) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of ten percent or more of any class of equity securities, (2) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of such person or any of its parents or subsidiaries.

      For purposes of this subparagraph, Associate does not include the Sponsor or a Majority-owned Subsidiary of the Sponsor.

            3. Continuing Directors means those members of the Board who satisfy the requirements of either item (a) or (b) of this subparagraph.

                  a. The  individual  was a Board member before an event defined as a Control Change, as determined according to subparagraph 6 of paragraph B of Section VIII.

                  b. The  individual  was nominated for election or elected by a
            two-thirds   majority   vote  of  Board   members  who  satisfy  the
            requirements of item (a) of this subparagraph.

      A Board member may not satisfy the requirements of this section if that member was nominated for election or elected by Board members who are elected by or recommended for election by an Acquiring Person.

            5. Control, Controlling, and all variants (including under common Control with) are defined in Rule 12b-22 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            The term control (including the terms controlling, controlled by, and under common control with) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

            6. Control Affiliate, with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            An affiliate of, or a person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

            7.  Control   Change.   A  Control  Change  occurs  if  any  of  the
      circumstances described in any item of this subparagraph occurs.

                  (a) Protection  under an acquisition  agreement  involving the
            Sponsor. If the Sponsor enters into any agreement with a Person that involves the transfer of ownership of the Sponsor or of all or at least fifty percent of the Sponsor's total assets on a consolidated basis, as reported in the Sponsor's consolidated financial statements filed with the Securities and Exchange Commission (including an agreement for the acquisition of the Sponsor by merger, consolidation, or statutory share exchange, regardless of whether the Sponsor is intended to be the surviving or resulting corporation after the merger, consolidation, or statutory share exchange or for the sale of substantially all of the Sponsor's assets to that Person), and

                        (i) the agreement does not include provisions  requiring
                  that the Person must maintain the Plan and its benefits according to the Plan's terms on the date that the agreement is entered into; or

                        (ii) the agreement does not include provisions requiring
                  that the Person must establish or maintain an incentive plan that covers all Plan Participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Plan's benefits according to the Plan's terms on the date that the agreement is entered into, as determined by an independent expert applying a standard derived from section 208 of the Employee Retirement Income Security Act of 1974; or

                        (iii) the agreement  satisfies the requirements of items
                  (a)(i)  or  (ii),   but  does  not  also  provide  that  those
                  provisions survive the consummation of any transaction s(including a merger, consolidation, statutory share exchange, or sale transaction) so that any Participant may enforce those provisions against the Person; or

                        (iv) the agreement satisfies the requirements of items(a)(i) or (ii) and (iii), but, in fact, the Person does not maintain the Plan or the Person does not establish or maintain an incentive plan that covers all Plan Participants on the date that the agreement is entered into and that provides benefits that are at least equal to the Plan's benefits according to the Plan's terms on the date that the agreement is entered into and as determined by an independent expert applying a standard derived from section 208 of the Employee Retirement Income Security Act of 1974.

            (b) Change in voting control of the Sponsor. Any Person is or becomes an Acquiring Person described in subparagraph 1 or paragraph B of
      Section VIII.

            (c) Change in the membership of the Board. During any period of two consecutive calendar years, the Continuing Directors cease for any reason to constitute a majority of the Board.

            (d) Determining Control Change Date. For purposes of item (a) of this subparagraph, the Control Change Date is the closing date of an agreement described in item(a)(i), (a)(ii), or (a)(iii) or the date of breach of an agreement, as described in item (a)(iv). For purposes of item
      (b) of this subparagraph, the Control Change Date is the date of public disclosure that a Person has become an Acquiring Person described in subparagraph 1 of paragraph B of Article VIII. For purposes of item (c) of this subparagraph, the Control Change Date is the date that the Continuing Directors cease to constitute a majority of the Board.

      8. Control Change Date means the date on which a Control Change occurs, determined according to item (d) of subparagraph 6 or paragraph B of Article VIII.

      9. Majority-owned Subsidiary is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            The term majority-owned subsidiary means a subsidiary more than fifty percent of whose outstanding securities representing the right, other than as affected by events of default, to vote for the election of directors, is owned by the subsidiary's parent and/or one or more of the parent's other majority-owned subsidiaries.

      10. Parent is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1,1988, which reads as follows: A parent of a specified person is an affiliate controlling such person directly, or indirectly through one or more intermediaries.

      11. Person means any human being, firm, corporation, partnership, or other entity. Person also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            When two or more persons act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a person for purposes of this item. For purposes of this Plan, however, "Person" does not include the Sponsor, any wholly-owned Subsidiary of the Sponsor, any employee benefit plan maintained by the Sponsor or by any wholly-owned Subsidiary of the Sponsor, or any person or entity organized, appointed, or established by the Sponsor or by any Subsidiary for or pursuant to the terms of any such employee benefit plan, unless the Board determines that such an employee benefit plan or such person or entity is a Person.

      12. Securities has the meaning given that term under the Securities Act of 1933, as amended as of January 1, 1988.

      13. Subsidiary is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            A subsidiary  of a specified  person is an affiliate  controlled  by
            such   person   directly,   or   indirectly   through  one  or  more
            intermediaries.

      14. Voting Securities is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended as of January 1, 1988, which reads as follows:

            The term voting securities means securities the holders of which are presently entitled to vote for the election of directors.

IX.   METHOD OF EXERCISE

      Each option or stock appreciation right granted under this Plan shall be deemed exercised when the holder shall indicate the decision to do so in writing delivered to Crestar, and, in the case of an option, shall at the same time tender to Crestar payment in full in cash, or equivalent Crestar shares, for the shares for which the option is exercised, and shall comply with such other reasonable requirements as Crestar may establish pursuant to Section XI of the Plan. No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an option or stock appreciation rights until a certificate or certificates for the shares have been delivered.

      An option or stock appreciation right granted under this Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an option or stock appreciation right shall not affect the right to exercise the option of stock appreciation right from time to time in accordance with this Plan for the remaining shares subject to the option or stock appreciation right.

X.    ASSIGNABILITY

      No option or stock appreciation right granted to an employee under this Plan shall be transferable by him except by will or the laws of descent and distribution. Stock appreciation rights may be so transferred only to the person(s) to whom the related option is transferred.

XI.   ADJUSTMENT UPON CHANGE OF SHARES

      In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of stock, stock split, stock dividend, rights offering or other event affecting shares of Crestar, the number and class of shares for which options may thereafter be granted, the number and class of shares then subject to options previously granted, and the price per share payable upon exercise of such options shall be equitably adjusted by the Committee to reflect the change. However, the Committee shall make no adjustment that, for purposes of Section 422A of the Code, would constitute an increase in the aggregate number of shares issuable under this Plan, nor shall the Committee adjust the price or number of shares then subject to options in a manner that would constitute a modification of an option for purposes of Section 425(h) of the Code.

XII.  COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No option and no stock appreciation right shall be exercisable and no stock will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with withholding tax requirements and with the rules of all domestic stock exchanges on which Crestar's shares may be listed. Any share certificate issued to evidence shares for which an option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No option and no stock appreciation right shall be exercisable, and no shares will be delivered under this Plan, until Crestar has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the event of the exercise of an option by a person or estate acquiring the right to exercise the option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of the option and may require consents and releases of taxing authorities that it may deem advisable.

XIII. GENERAL PROVISIONS

      Neither the adoption of the Plan nor its operation, nor any documents describing or referring to the Plan, or any part thereof, shall confer upon any employee any right to continue in the employ of Crestar or any subsidiary, or shall in any way affect the right and power of Crestar or any subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor to the same extent as Crestar might have done if this Plan had not been adopted.

      Headings are given to the sections of the Plan solely as a convenience to facilitate reference; such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provisions thereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural, and vice versa.

XIV.  AMENDMENT

      The Board may alter, amend or terminate this Plan from time to time, except that no such action shall, without an employee's consent, adversely affect the terms of any options or stock appreciation rights previously granted and which have not terminated, and further provided that no amendment to the Plan for which approval of the stockholders is necessary for the continued applicability of Rule 16b-3 under the Securities Exchange Act of 1934 may become effective until such stockholder approval is obtained.

XIV.  DURATION OF THE PLAN

      No option or stock appreciation right shall be granted under this Plan after October 28, 1998 [tenth anniversary of date adopted by Board of Directors]. Options granted before that date shall remain valid thereafter in accordance with their terms.

XV.   EFFECTIVE DATE OF PLAN

      This Plan was adopted by the Board on January 23, 1981. It became effective when approved by stockholders holding a majority of Crestar's outstanding shares present, or represented, and entitled to vote at the Annual Meeting of Stockholders on April 24, 1981.

                          Crestar Financial Corporation

                           Board of Directors Meeting
                                January 25, 1991


RESOLUTIONS APPROVING EXTENSION OF TERM FOR EXERCISE OF RETIREE STOCK OPTIONS:


BE IT RESOLVED, that the second sentence of Section B of Article VI of the 1981 Stock Option Plan of Crestar financial Corporation is amended by substituting the word "sixty" for the word "thirty-six" therein; and

BE IT RESOLVED, that the foregoing amendment to the Plan shall be effective with respect to options that are granted under the Plan on and after January 1, 1991 and with respect to non-incentive stock options (including stock options that initially were intended to be incentive stock options and that have ceased to qualify as such); and

BE IT RESOLVED, that in accordance with the provisions of Section D of Article VII of the Plan, the foregoing Plan amendment shall apply to the exercise of stock appreciation rights to the same extent that the amendment applies to the exercise of the related option; and

BE IT FURTHER RESOLVED, that the appropriate officers of the Corporation are hereby authorized and directed to take such actions and to execute such documents as may be necessary to implement the foregoing resolutions, all without further action by this Board.

                          CRESTAR FINANCIAL CORPORATION


                              UNANIMOUS CONSENT OF
                 THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                  RESOLUTIONS AUTHORIZING BENEFIT ADJUSTMENT
                       TO REFLECT TWO-FOR-ONE STOCK SPLIT


      The undersigned, being all the members of the Human Resources and Compensation Committee of the Board of Directors of Crestar Financial Corporation, a stock corporation organized and existing under the laws of the Commonwealth of Virginia, do hereby consent to and adopt the following actions and resolutions by unanimous consent as allowed by law:

            WHEREAS,  the Board of  Directors of Crestar  Financial  Corporation
      (the "Board") has today authorized a two-for-one stock split to be distributed on January 24, 1997, to each holder of outstanding Common Stock of record at the close of business on January 3, 1997; and

            WHEREAS, the Board has authorized the Committee to take such action as it may deem necessary or appropriate to adjust participants' benefits under qualified and nonqualified plans and outstanding awards thereunder;

            NOW, THEREFORE, BE IT RESOLVED AS FOLLOWS:

      1. The number of shares authorized under each qualified and nonqualified benefit plan of the Corporation and its affiliates providing benefits to employees and directors shall be doubled as of the effective time of the two-for-one stock split authorized and approved by the Board today.

      2. The number of shares subject to outstanding options and awards as of January 3, 1997, shall be doubled as of the effective time of the stock split, and the exercise price for each such option shall be 50 percent of the current exercise price. This provision shall apply to the Crestar Financial Corporation 1993 Stock Incentive Plan, the 1981 Stock Option Plan of Crestar Financial Corporation and Affiliated Corporations, and the options granted and to be granted in connection with the acquisition of Loyola Capital Corporation and Citizens Bancorp.

      3. The targeted fair market value of Common Stock under the Value Share Program, a component program under the Crestar Financial Corporation 1993 Stock Incentive Plan, shall be 50 percent of the currently listed amounts as of the effective time of the stock split, and the number of Value Share grants awarded to each participant and outstanding as of the effective time of the stock split shall be doubled.

      4. Each qualified and nonqualified plan providing benefits to employees and directors and based on Crestar stock shall double the number of shares in each participant's account and decrease the price per share by 50 percent effective as of the close of business on January 24, 1997.

      5. The Human Resources Director and other appropriate officers of the Corporation are hereby authorized and directed to take such actions as they may deem necessary or appropriate to implement the actions approved above.

            This Consent may be signed in any number of counterparts, each of which shall be an original with the same effect as if the signatures on each counterpart were upon the same instrument.

            IN  WITNESS  WHEREOF,   the  undersigned  have  hereunto  set  their
      signatures on this 20th day of December, 1996.

                                    ------------------------------
                                    Charles R. Longsworth

                                    ------------------------------
                                    Gene A. James

                                    ------------------------------
                                    H. Gordon Leggett, Jr.

                                    ------------------------------
                                    Frank E. McCarthy
                                    ------------------------------
                                    G. Gilmer Minor III